                                                                     EXHIBIT 4.1

                                                                               *
----------* NUMBER                                                             *
                                                              ----------* SHARES
CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

                              [ENGENIO LOGO (TM)]

                     ENGENIO INFORMATION TECHNOLOGIES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                               CUSIP 298249 10 3

     THIS CERTIFIES THAT

     is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.001
                                 PER SHARE, OF
                     ENGENIO INFORMATION TECHNOLOGIES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon the surrender of the certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

Dated:
/s/ David E. Sanders                          /s/ Thomas Georgens
SECRETARY                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                [CORPORATE SEAL]
                          COUNTERSIGNED AND REGISTERED
                         EQUISERVE TRUST COMPANY, N.A.
                          TRANSFER AGENT AND REGISTRAR
                              AUTHORIZED SIGNATURE
                      SEE REVERSE FOR CERTAIN DEFINITIONS

                     ENGENIO INFORMATION TECHNOLOGIES, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any stockholder of the Corporation upon written request and without charge from the secretary of the Corporation at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                     UNIF GIFT MIN ACT   --    _______ Custodian _______
TEN ENT   -- as tenants by the entireties                                      (Cust)             (Minor)
JT TEN     -- as joint tenants with right of                                   under Uniform Gifts to
              survivorship and not as tenants in                                       Minors
              common                                                                    Act
COM PROP -- as community property                                             ------------------------
                                                     UNIF TRF MIN ACT    --           (State)
                                                                               _____ Custodian (until
                                                                                       age__)
                                                                                       (Cust)
                                                                               -------- under Uniform
                                                                                     Transfers
                                                                                      (Minor)
                                                                                   to Minors Act
                                                                                   --------------
                                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
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

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the Class A common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                  ------------------------------  ------------------------------
NOTICE:The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

SIGNATURE(S) GUARANTEED

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The signature(s) must be guaranteed by
a brokerage firm or a financial
institution that is a member of a
securities approved Medallion program,
such as Securities Transfer Agents
Medallion Program (STAMP), Stock
Exchanges Medallion Program (SEMP) or
New York Stock Exchange, Inc.
Medallion Signature Program (MSP).